UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 18, 2012 (Date of earliest event reported: October 14, 2012)

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of EPL Oil & Gas, Inc. (“EPL” or the “Company”), a Delaware corporation, approved the amendment and restatement to the Company’s Second Amended and Restated Bylaws, effective October 14, 2012, to (i) reflect the Company’s previously announced name change from “Energy Partners, Ltd.” to “EPL Oil & Gas, Inc.” and (ii) change the name of the bylaws to the “Third Amended and Restated Bylaws.” No other changes were made to the Company’s bylaws.

The Company’s Third Amended and Restated Bylaws, as in effect on October 14, 2012, are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

EPL is furnishing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, which has not been previously reported, is excerpted from a preliminary offering circular that is being disseminated in connection with the Company’s previously-announced private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers $250 million in aggregate principal amount of 8.25% senior unsecured notes due 2018 (the “Senior Notes”).

In connection with EPL’s previously-announced, pending acquisition (the “Hilcorp Acquisition”) from Hilcorp Energy GOM Holdings, LLC of 100% of the issued and outstanding member interests of Hilcorp Energy GOM, LLC, EPL will file the financial statements required by Item 9.01(a) of Form 8-K with respect to the Hilcorp Acquisition as soon as practicable, and in any event not later than 71 days after the date on which the Current Report on Form 8-K disclosing the Hilcorp Acquisition is required to be filed pursuant to Item 2.01 of Form 8-K.

EPL will file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Hilcorp Acquisition as soon as practicable, and in any event not later than 71 days after the date on which the Current Report on Form 8-K disclosing the Hilcorp Acquisition is required to be filed pursuant to Item 2.01 of Form 8-K. For the avoidance of doubt, the pro forma financial statements attached hereto as Exhibit 99.1 are not intended to satisfy the requirements of Item 2.01 and are being furnished because they were included in the offering circular described above.

The Hilcorp Acquisition is expected to close in the first half of the fourth quarter of 2012, assuming all conditions to closing of the Hilcorp Acquisition have been satisfied. The private placement of the Senior Notes is not a condition to the closing of the Hilcorp Acquisition.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws

99.1*	Pro forma financial information regarding EPL Oil & Gas, Inc. in connection with the distribution of the preliminary offering circular
*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2012

EPL OIL & GAS, INC.

By:	/s/ David P. Cedro
David P. Cedro Senior Vice President, Chief Accounting Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws

99.1*	Pro forma financial information regarding EPL Oil & Gas, Inc. in connection with the distribution of the preliminary offering circular
*	Furnished herewith

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